EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

                In connection with the IOMED, Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian L. Mower, Chief Accounting Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 11, 2004	By:	/s/ Brian L. Mower
Brian L. Mower
Chief Accounting Officer

A signed original of this written statement required by Section 906 has been provided to IOMED, Inc. and will be retained by IOMED, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.